EXHIBIT 13.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Babcock & Brown Air Limited (the “Company’’), does hereby certify, to such officer’s knowledge, that:
1.	the accompanying annual report on Form 20-F of the Company for the year ended December 31, 2009, furnished to the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 8, 2010

/s/ Colm Barrington Colm Barrington
Chief Executive Officer
Babcock & Brown Air Limited

Date: March 8, 2010

/s/ Gary Dales Gary Dales
Chief Financial Officer
Babcock & Brown Air Limited